          ___________________________________________________________________

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D. C.  20549
                              _________________________

                                      FORM  T-1

                               STATEMENT OF ELIGIBILITY
                       UNDER THE TRUST INDENTURE ACT OF 1939 OF
                      A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                     ___________________________________________
                 CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                   A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                       ________________________________________

                               THE CHASE MANHATTAN BANK
                 (Exact name of trustee as specified in its charter)


NEW YORK                                                              13-4994650
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

270 PARK AVENUE
NEW YORK, NEW YORK                                                         10017
(Address of principal executive offices)                              (Zip Code)

                                  William H. McDavid
                                   General Counsel
                                   270 Park Avenue
                               New York, New York 10017
                                 Tel:  (212) 270-2611
              (Name, address and telephone number of agent for service)
                    _____________________________________________
                                 HAVEN BANCORP, INC.
                 (Exact name of obligor as specified in its charter)

DELAWARE                                                              11-3153802
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)

93-22 JAMAICA AVENUE
WOODHAVEN, NEW YORK                                                       11421

(Address of principal executive offices)                              (Zip Code)

              _________________________________________________________
                JUNIOR SUBORDINATED DEBENTURES OF HAVEN BANCORP, INC.
                         (Title of the indenture securities)
         ____________________________________________________________________

                                       GENERAL

Item 1.  General Information.

    Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

         New York State Banking Department, State House, Albany, New York 12110.


         Board of Governors of the Federal Reserve System, Washington, D.C.,
         20551

         Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

         Federal Deposit Insurance Corporation, Washington, D.C., 20429.


    (b)  Whether it is authorized to exercise corporate trust powers.

         Yes.


Item 2.  Affiliations with the Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.

Item 16. List of Exhibits

    List below all exhibits filed as a part of this Statement of Eligibility.

    1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

    2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

    3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

    4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

    5.  Not applicable.

    6.  The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

    7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

    8.  Not applicable.

    9.  Not applicable.

                                      SIGNATURE

    Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 8TH day of JULY, 1997.

                          THE CHASE MANHATTAN BANK


                          By: /s/ James P. Freeman
                             -------------------------------
                             James P. Freeman
                             Assistant Vice President

                                Exhibit 7 to Form T-1


                                   Bank Call Notice

                                RESERVE DISTRICT NO. 2
                         CONSOLIDATED REPORT OF CONDITION OF

                               The Chase Manhattan Bank
                     of 270 Park Avenue, New York, New York 10017
                        and Foreign and Domestic Subsidiaries,
                       a member of the Federal Reserve System,

                     at the close of business March 31, 1997, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                           DOLLAR AMOUNTS
                   ASSETS                                    IN MILLIONS


Cash and balances due from depository institutions:
    Noninterest-bearing balances and
    currency and coin ......................................  $  11,721
    Interest-bearing balances ..............................      3,473
Securities:  ................................................
Held to maturity securities..................................     2,965
Available for sale securities................................    35,903
Federal Funds sold and securities purchased under
    agreements to resell ...................................     24,025
Loans and lease financing receivables:
    Loans and leases, net of unearned income       $123,957
    Less: Allowance for loan and lease losses         2,853
    Less: Allocated transfer risk reserve                13
                                                   --------
    Loans and leases, net of unearned income,
    allowance, and reserve .................................    121,091
Trading Assets ..............................................    54,340
Premises and fixed assets (including capitalized
    leases).................................................      2,875
Other real estate owned .....................................       302
Investments in unconsolidated subsidiaries and
    associated companies....................................        139
Customers' liability to this bank on acceptances
    outstanding ............................................      2,270
Intangible assets ..........................................      1,535
Other assets ................................................    10,283
                                                               --------

TOTAL ASSETS.................................................  $270,922
                                                               --------
                                                               --------

LIABILITIES

Deposits
    In domestic offices ....................................    $84,776
    Noninterest-bearing ......   $32,492
    Interest-bearing .........    52,284
                                 -------

    In foreign offices, Edge and Agreement subsidiaries,
    and IBF's ...............................................    69,171
    Noninterest-bearing.......   $ 4,181
    Interest-bearing .........    64,990

Federal funds purchased and securities sold under agree-
ments to repurchase ..........................................   32,885
Demand notes issued to the U.S. Treasury .....................    1,000
Trading liabilities ..........................................   42,538

Other Borrowed money (includes mortgage indebtedness
    and obligations under calitalized leases):
    With a remaining maturity of one year or less ...........     4,431
    With a remaining maturity of more than one year .........       466
Bank's liability on acceptances executed and outstanding......    2,270
Subordinated notes and debentures ............................    5,911
Other liabilities ............................................   11,575

TOTAL LIABILITIES ............................................  255,023
                                                               --------

                                    EQUITY CAPITAL

Perpetual Preferred stock and related surplus.................        0
Common stock .................................................    1,211
Surplus  (exclude all surplus related to preferred stock).....   10,283
Undivided profits and capital reserves .......................    4,941
Net unrealized holding gains (Losses)
on available-for-sale securities .............................     (552)
Cumulative foreign currency translation adjustments ..........       16

TOTAL EQUITY CAPITAL .........................................   15,899
                                                               --------

TOTAL LIABILITIES, LIMITED-LIFE PREFERRED
    STOCK AND EQUITY CAPITAL ................................  $270,922
                                                               --------
                                                               --------

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

         JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true and correct.

         WALTER V. SHIPLEY             )
         THOMAS G. LABRECQUE           )  DIRECTORS
         WILLIAM B. HARRISON, JR.      )

         ___________________________________________________________________

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D. C.  20549
                              _________________________

                                      FORM  T-1

                               STATEMENT OF ELIGIBILITY
                       UNDER THE TRUST INDENTURE ACT OF 1939 OF
                      A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                     ___________________________________________
                 CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                   A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                       ________________________________________

                               THE CHASE MANHATTAN BANK
                 (Exact name of trustee as specified in its charter)


NEW YORK                                                              13-4994650
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

270 PARK AVENUE
NEW YORK, NEW YORK                                                         10017
(Address of principal executive offices)                              (Zip Code)

                                  William H. McDavid
                                   General Counsel
                                   270 Park Avenue
                               New York, New York 10017
                                 Tel:  (212) 270-2611
              (Name, address and telephone number of agent for service)
                    _____________________________________________

                                HAVEN CAPITAL TRUST I
                 (Exact name of obligor as specified in its charter)

DELAWARE                                                              11-6485103
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)

93-22 JAMAICA AVENUE
WOODHAVEN, NEW YORK     11421
(Address of principal executive offices)    (Zip Code)

                ______________________________________________________
                     CAPITAL SECURITIES OF HAVEN CAPITAL TRUST I
                         (Title of the indenture securities)
         ____________________________________________________________________

                                       GENERAL

Item 1.  General Information.

    Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

         New York State Banking Department, State House, Albany, New York
         12110.

         Board of Governors of the Federal Reserve System, Washington, D.C.,
         20551

         Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

         Federal Deposit Insurance Corporation, Washington, D.C., 20429.


    (b)  Whether it is authorized to exercise corporate trust powers.

         Yes.


Item 2.  Affiliations with the Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.

Item 16. List of Exhibits

    List below all exhibits filed as a part of this Statement of Eligibility.

    1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

    2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

    3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

    4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

    5.  Not applicable.

    6.  The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

    7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

    8.  Not applicable.

    9.  Not applicable.

                                      SIGNATURE

    Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 8TH day of JULY, 1997.

                          THE CHASE MANHATTAN BANK


                          By: /s/ James P. Freeman
                             ---------------------------------
                             James P. Freeman
                             Assistant Vice President

                                Exhibit 7 to Form T-1


                                   Bank Call Notice

                                RESERVE DISTRICT NO. 2
                         CONSOLIDATED REPORT OF CONDITION OF

                               The Chase Manhattan Bank
                     of 270 Park Avenue, New York, New York 10017
                        and Foreign and Domestic Subsidiaries,
                       a member of the Federal Reserve System,

                     at the close of business March 31, 1997, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                           DOLLAR AMOUNTS
                   ASSETS                                    IN MILLIONS


Cash and balances due from depository institutions:
    Noninterest-bearing balances and
    currency and coin ......................................  $  11,721
    Interest-bearing balances ..............................      3,473
Securities:  ...............................................
Held to maturity securities.................................      2,965
Available for sale securities...............................     35,903
Federal Funds sold and securities purchased under
    agreements to resell ...................................     24,025
Loans and lease financing receivables:
    Loans and leases, net of unearned income       $123,957
    Less: Allowance for loan and lease losses         2,853
    Less: Allocated transfer risk reserve                13
                                                   --------
    Loans and leases, net of unearned income,
    allowance, and reserve .................................    121,091
Trading Assets .............................................     54,340
Premises and fixed assets (including capitalized
    leases).................................................      2,875
Other real estate owned ....................................        302
Investments in unconsolidated subsidiaries and
    associated companies....................................        139
Customers' liability to this bank on acceptances
    outstanding ............................................      2,270
Intangible assets ..........................................      1,535
Other assets ...............................................     10,283
                                                               --------

TOTAL ASSETS................................................   $270,922
                                                               --------
                                                               --------

LIABILITIES

Deposits
    In domestic offices ....................................    $84,776
    Noninterest-bearing ......   $32,492
    Interest-bearing .........    52,284
                                 -------

    In foreign offices, Edge and Agreement subsidiaries,
    and IBF's ..............................................     69,171
    Noninterest-bearing.......   $ 4,181
    Interest-bearing .........    64,990

Federal funds purchased and securities sold under agree-
ments to repurchase ..........................................   32,885
Demand notes issued to the U.S. Treasury .....................    1,000
Trading liabilities ..........................................   42,538

Other Borrowed money (includes mortgage indebtedness
    and obligations under calitalized leases):
    With a remaining maturity of one year or less ...........     4,431
    With a remaining maturity of more than one year .........       466
Bank's liability on acceptances executed and outstanding.....     2,270
Subordinated notes and debentures ...........................     5,911
Other liabilities ...........................................    11,575

TOTAL LIABILITIES ...........................................   255,023
                                                               --------

                                    EQUITY CAPITAL

Perpetual Preferred stock and related surplus................         0
Common stock ................................................     1,211
Surplus  (exclude all surplus related to preferred stock)....    10,283
Undivided profits and capital reserves ......................     4,941
Net unrealized holding gains (Losses)
on available-for-sale securities ............................      (552)
Cumulative foreign currency translation adjustments .........        16

TOTAL EQUITY CAPITAL ........................................    15,899
                                                               --------

TOTAL LIABILITIES, LIMITED-LIFE PREFERRED
    STOCK AND EQUITY CAPITAL ................................  $270,922
                                                               --------
                                                               --------

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

         JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true and correct.

         WALTER V. SHIPLEY             )
         THOMAS G. LABRECQUE           )  DIRECTORS
         WILLIAM B. HARRISON, JR.      )

         ___________________________________________________________________

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D. C.  20549
                              _________________________

                                      FORM  T-1

                               STATEMENT OF ELIGIBILITY
                       UNDER THE TRUST INDENTURE ACT OF 1939 OF
                      A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                     ___________________________________________
                 CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                   A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________
                       ________________________________________

                               THE CHASE MANHATTAN BANK
                 (Exact name of trustee as specified in its charter)


NEW YORK                                                              13-4994650
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

270 PARK AVENUE
NEW YORK, NEW YORK                                                         10017
(Address of principal executive offices)                              (Zip Code)

                                  William H. McDavid
                                   General Counsel
                                   270 Park Avenue
                               New York, New York 10017
                                 Tel:  (212) 270-2611
              (Name, address and telephone number of agent for service)
                    _____________________________________________
                                 HAVEN BANCORP, INC.
                 (Exact name of obligor as specified in its charter)

DELAWARE                                                              11-3153802
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)

93-22 JAMAICA AVENUE
WOODHAVEN, NEW YORK                                                        11421
(Address of principal executive offices)                              (Zip Code)

             ___________________________________________________________
                  HAVEN BANCORP, INC. GUARANTEE WITH RESPECT TO THE
                                  CAPITAL SECURITIES
                         (Title of the indenture securities)
________________________________________________________________________

                                       GENERAL

Item 1.  General Information.

    Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

         New York State Banking Department, State House, Albany, New York 12110.

         Board of Governors of the Federal Reserve System, Washington, D.C.,
         20551

         Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

         Federal Deposit Insurance Corporation, Washington, D.C., 20429.


    (b)  Whether it is authorized to exercise corporate trust powers.

         Yes.


Item 2.  Affiliations with the Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.

Item 16. List of Exhibits

    List below all exhibits filed as a part of this Statement of Eligibility.

    1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

    2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

    3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

    4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

    5.  Not applicable.

    6.  The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

    7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

    8.  Not applicable.

    9.  Not applicable.

                                      SIGNATURE

    Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 8TH day of JULY, 1997.


                               THE CHASE MANHATTAN BANK


                               By: /s/ James P. Freeman
                                  --------------------------------
                                  James P. Freeman
                                  Assistant Vice President

                                Exhibit 7 to Form T-1


                                   Bank Call Notice

                                RESERVE DISTRICT NO. 2
                         CONSOLIDATED REPORT OF CONDITION OF

                               The Chase Manhattan Bank
                     of 270 Park Avenue, New York, New York 10017
                        and Foreign and Domestic Subsidiaries,
                       a member of the Federal Reserve System,

                     at the close of business March 31, 1997, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                           DOLLAR AMOUNTS
                   ASSETS                                    IN MILLIONS


Cash and balances due from depository institutions:
    Noninterest-bearing balances and
    currency and coin ....................................... $  11,721
    Interest-bearing balances ...............................     3,473
Securities:  ................................................
Held to maturity securities..................................     2,965
Available for sale securities................................    35,903
Federal Funds sold and securities purchased under
    agreements to resell ....................................    24,025
Loans and lease financing receivables:
    Loans and leases, net of unearned income       $123,957
    Less: Allowance for loan and lease losses         2,853
    Less: Allocated transfer risk reserve                13
                                                   --------
    Loans and leases, net of unearned income,
    allowance, and reserve ..................................   121,091
Trading Assets ..............................................    54,340
Premises and fixed assets (including capitalized
    leases)..................................................     2,875
Other real estate owned .....................................       302
Investments in unconsolidated subsidiaries and
    associated companies.....................................       139
Customers' liability to this bank on acceptances
    outstanding .............................................     2,270
Intangible assets ...........................................     1,535
Other assets ................................................    10,283
                                                               --------

TOTAL ASSETS.................................................  $270,922
                                                               --------
                                                               --------

LIABILITIES

Deposits
    In domestic offices .....................................   $84,776
    Noninterest-bearing ......   $32,492
    Interest-bearing .........    52,284
                                 -------

    In foreign offices, Edge and Agreement subsidiaries,
    and IBF's ...............................................    69,171
    Noninterest-bearing.......   $ 4,181
    Interest-bearing .........    64,990

Federal funds purchased and securities sold under agree-
ments to repurchase .........................................    32,885
Demand notes issued to the U.S. Treasury ....................     1,000
Trading liabilities .........................................    42,538

Other Borrowed money (includes mortgage indebtedness
    and obligations under calitalized leases):
    With a remaining maturity of one year or less ...........     4,431
    With a remaining maturity of more than one year .........       466
Bank's liability on acceptances executed and outstanding.....     2,270
Subordinated notes and debentures ...........................     5,911
Other liabilities ...........................................    11,575

TOTAL LIABILITIES ...........................................   255,023
                                                               --------

                                    EQUITY CAPITAL

Perpetual Preferred stock and related surplus................         0
Common stock ................................................     1,211
Surplus  (exclude all surplus related to preferred stock)....    10,283
Undivided profits and capital reserves ......................     4,941
Net unrealized holding gains (Losses)
on available-for-sale securities ............................      (552)
Cumulative foreign currency translation adjustments .........        16

TOTAL EQUITY CAPITAL ........................................    15,899
                                                               --------

TOTAL LIABILITIES, LIMITED-LIFE PREFERRED
    STOCK AND EQUITY CAPITAL ................................  $270,922
                                                               --------
                                                               --------

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

         JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true and correct.

         WALTER V. SHIPLEY             )
         THOMAS G. LABRECQUE           )  DIRECTORS
         WILLIAM B. HARRISON, JR.      )